UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

DARLING INGREDIENTS INC.

(Name of Registrant as specified in its charter)

NOT APPLICABLE

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DARLING INGREDIENTS INC. ANNOUNCES

CHANGE IN LOCATION AND TIME FOR ANNUAL MEETING

TO BE HELD ON MAY 5, 2020

IRVING, TEXAS, April 13, 2020/PRNewswire/ Darling Ingredients Inc. (NYSE: DAR) today announced a change in the location and time for its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). As previously announced, the Annual Meeting will be held on May 5, 2020. However, due to health and safety concerns related to the coronavirus (COVID-19) outbreak, recommendations and orders from various federal, state, and local governmental authorities, and out of an abundance of caution to support the health and well-being of Darling’s stockholders, employees, and community, the Annual Meeting will now be held in a virtual meeting format only. There will be no physical meeting, and stockholders will not be able to attend the Annual Meeting in person.

Additionally, the time of the Annual Meeting has been changed to be 9:00 a.m., Central Time, on the previously scheduled date for the Annual Meeting of May 5, 2020.

Stockholders of record as of the close of business on March 11, 2020, the record date, can find additional details regarding participation in the Annual Meeting at www.proxydocs.com/DAR and in Darling’s additional proxy materials filed with the Securities and Exchange Commission on April 13, 2020.

A notice regarding the change to a virtual meeting (the “Notice”) is being filed with the Securities and Exchange Commission together with this press release. Additional information regarding the Annual Meeting, stockholder participation and voting is provided in the Notice.

About Darling

Darling Ingredients Inc. is a global developer and producer of sustainable natural ingredients from edible and inedible bio-nutrients, creating a wide range of ingredients and specialty solutions for customers in the pharmaceutical, food, pet food, feed, technical, fuel, bioenergy, and fertilizer industries. With operations on five continents, the Company collects and transforms all aspects of animal by-product streams into useable and specialty ingredients, such as collagen, edible fats, feed-grade fats, animal proteins and meals, plasma, pet food ingredients, organic fertilizers, yellow grease, fuel feedstocks, green energy, and natural casings. The Company also recovers and converts recycled oils (used cooking oil and animal fats) into valuable feed and fuel ingredients and collects and processes residual bakery products into feed ingredients. In addition, the Company provides environmental services, such as grease trap collection and disposal services to food service establishments. The Company sells its products domestically and internationally and operates within three industry segments: Feed Ingredients, Food Ingredients and Fuel Ingredients. For additional information, visit the Company’s website at http://www.darlingii.com.

For more information contact:

Jim Stark

VP, Investor Relations

(972) 281-4823

James.stark@darlingii.com

.

DARLING INGREDIENTS INC.

5601 N. MacArthur Blvd.

Irving, Texas 75038

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 5, 2020

The following Notice of Change of Location and Time relates to the Proxy Statement for 2020 (the “Proxy Statement”) of Darling Ingredients Inc. (the “Company”), dated March 25, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Tuesday, May 5, 2020. These definitive additional materials are being filed with the Securities and Exchange Commission and are being made available to stockholders on or about April 13, 2020.

PLEASE READ THIS NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT AND OTHER PROXY MATERIALS.

NOTICE OF CHANGE OF LOCATION AND TIME

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 5, 2020

Dear Stockholders,

In an effort to support the health and wellbeing of our stockholders, employees, partners and communities, in light of developments regarding the coronavirus or COVID-19, NOTICE IS HEREBY GIVEN that the location and time of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Darling Ingredients Inc. (“Company,” “we” or “our”) has been changed as follows:

Date: May 5, 2020

Time: 9:00 a.m., Central Time

Location: www.virtualshareholdermeeting.com/DAR2020

As previously announced, the Annual Meeting will be held on May 5, 2020. However, the Annual Meeting will now be held in a virtual meeting format only. There will be no physical meeting, and you will not be able to attend the Annual Meeting in person. Additionally, in order to accommodate the transition to a virtual meeting format, the time of the Annual Meeting has been changed to 9:00 a.m., Central Time, on the previously scheduled date for the Annual Meeting of May 5, 2020.

As described in the proxy materials previously distributed in connection with the Annual Meeting, stockholders of record of our common stock as of the close of business on March 11, 2020, the record date, are entitled to participate in the Annual Meeting. You can attend the Annual Meeting at www.virtualshareholdermeeting.com/DAR2020 and login by entering the 16-digit control number found on your proxy card or voting instruction form that you have previously received. We intend to offer the same participation opportunities as would be provided at an in-person meeting. You may vote and submit questions regarding the proposals being voted on during the Annual Meeting by following the instructions available on the meeting website.

The meeting will begin promptly at 9:00 a.m. Central Time. We encourage you to access the meeting prior to the start time. We recommend that you carefully review the procedures needed to gain admission in advance. Technicians will be ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page.

It is important that you read the proxy materials previously distributed and we encourage you to vote your common stock promptly in advance of the Annual Meeting by one of the methods described in the proxy materials. The proxy card included with the proxy materials that have been previously distributed will not be updated to reflect the change in location. You may continue to use the proxy card to vote your common stock in connection with the Annual Meeting. If you have already voted, no additional action is required.

By Order of the Board of Directors,

John F. Sterling

Secretary

April 13, 2020

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 5, 2020: Our 2020 Proxy Statement and 2019 Annual Report to stockholders are available at www.proxydocs.com/DAR.